Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.366.1492

Commonwealth Annuity and Life Insurance Company a Goldman Sachs Company

SEMI-ANNUAL REPORT – 6/30/2012

FOR CONTRACT HOLDERS OF:	Commonwealth Annuity Advantage IV
Commonwealth Annuity Preferred Plus and
Commonwealth Annuity Horizon

September 25, 2012

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.

Washington, DC 20549

Subj:	Commonwealth Annuity Separate Account A 1940 Act Registration Number: 811-22024 1933 Act Registration Numbers: 333-141045, 333-141019 and 333-157121 CIK: 0001391312 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Annuity Separate Account A, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Shares)	1046292	August 24, 2012
Goldman Sachs Trust (Class A)	822977	April 27, 2012 August 27, 2012 August 27, 2012
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	August 24, 2012
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 23, 2012
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 17, 2012
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	August 17, 2012
Fidelity Variable Insurance Products Fund III (Service Class 2)	927384	August 17, 2012
Fidelity Variable Insurance Products Fund IV (Service	720318	August 23, 2012

Class 2)
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 30, 2012
Janus Aspen Series (Service Shares)	906185	August 29, 2012
MFS® Variable Insurance TrustSM (Service Class)	918571	August 22, 2012
Oppenheimer Variable Account Funds (Service Shares)	752737	August 28, 2012
Pioneer Variable Contracts Trust (Class I and II)	930709	August 29, 2012

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772